Oppenheimer Growth Fund

REPORT HIGHLIGHTS
Fund Objective Oppenheimer Growth Fund seeks capital appreciation. It currently emphasizes investments in stocks of mid-cap and large-cap companies.
CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Manager
9	Financial Statements
26	Officers and Trustees

Cumulative Total Returns*
	For the 6-Month Period Ended 2/28/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–39.71%	–43.18%

Class B	–39.95	–42.75

Class C	–39.95	–40.51

Class Y	–39.66

Average Annual Total Returns*
	For the 1-Year Period Ended 2/28/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–33.72%	–37.54%

Class B	–34.23	–37.29

Class C	–34.23	–34.84

Class Y	–33.56

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Dear Shareholder,
The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.
     In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.
    Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow–triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.
     The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification–the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.
Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half o f 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1 | OPPENHEIMER GROWTH FUND

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”
     Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.
     In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets–but slowing growth, plus Mideast tensions, could cast a shadow over these regions.
     In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
March 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies t o your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

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AN INTERVIEW WITH YOUR FUND’S MANAGER

How would you characterize Oppenheimer Growth Fund’s performance during the six-month period that ended February 28, 2001?
A. The Fund’s performance suffered during the period as a result of a pronounced, broad-based downturn in growth-oriented stocks. Stocks were hit particularly hard in the technology sector, where we had allocated a relatively large percentage of the Fund’s assets. While disappointed with these results, we are pleased that the Fund’s longer term performance has remained strong.
We believe that the challenging investment environment that prevailed during the period represents a normal—and, indeed, healthy—part of the market cycle, and look forward to a return to more favorable conditions for growth-oriented stocks.

What made this such a challenging period?
The past six months were characterized by a sharp reversal of the conditions that supported growth stocks during much of 1999 and early 2000. U.S. economic growth wilted in the face of high interest rates and declining levels of consumer confidence. These conditions caused revenues and earnings to fall short of expectations across a wide range of industries.
As growth rates decelerated, reduced expectations for future earnings drove stock prices sharply lower, especially among the most richly valued, high-growth segments of the technology-based “new economy.”

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AN INTERVIEW WITH YOUR FUND’S MANAGER

How did you manage the Fund in light of these conditions?
Our investment discipline focuses on companies with high rates of internal revenue growth. Internal revenue growth is a measure of the actual sales of a company’s core products and services, discounting the impact of acquisitions, currency conversions, cost reductions and other factors that can boost revenues over the short term. We believe this to be the best measure of the quality of a company’s earnings and the sustainability of earnings growth—a combination that tends to lead to increasing long-term stock price and capital appreciation.
     During the first half of 2000, we found that most companies exhibiting high rates of internal revenue growth were in the technology sector. As a result, we began the reporting period with approximately 50% of the Fund’s assets invested in technology, a mu ch higher percentage than most of our peers or our benchmark. However, as the period progressed, we chose to shift our emphasis toward companies we believed had better prospects of maintaining reliable and sustainable revenue growth during an economic slowdown. By emphasizing the quality of a company’s revenues rather than the absolute magnitude of its growth, we reduced the Fund’s level of risk and volatility while remaining true to our growth-oriented investment strategy.
By the end of the period, we had reduced the Fund’s technology exposure to approximately 21% of the portfolio. Within technology, we invested in several companies—such as Emerson Electric Co., a diversified manufacturer of electronic products, and Medtronic, Inc., a leading medical technology company—with strong histories of consistent, if moderate, revenue and earnings growth in a variety of economic environments. We believe such companies are more likely to thrive in the current market cycle than most other growth-oriented companies.

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Have you continued to invest in high-growth technology companies as well?
Experience has shown us that markets often experience abrupt and unpredictable changes of direction that may not be indicative of longer term trends. Accordingly, we have continued to invest in many of technology’s fastest-growing companies, looking for those we believed were best positioned to benefit from a return to a more favorable economic environment. During the recent period, we found the most attractive growth opportunities among companies supplying the building blocks of the world’s communications infrastructure, including optical networking companies, information storage providers, and communications systems suppliers.

Did you make any other significant changes to the portfolio during the period?
As interest rates started to fall, we found several investment opportunities in the financial sector among companies we believed were well positioned to benefit from declining interest rates. These included insurers, financial services companies and government agencies, such as American International Group, Inc. and Federal Home Loan Mortgage Corp. (Freddie Mac). We also identified a growing number of attractive investments among healthcare companies—particularly in the areas of biotechnology and drug distribution—that show evidence of strong internal revenue growth and are relatively well insulated from the impact of economic slowdowns.

What is your outlook for the coming months?
While the economic slowdown that marked the recent period is still in progress, falling interest rates are creating a more favorable environment for economic growth later this year. We believe the Fund is now well positioned to weather the current slow-growth cl imate, while poised to benefit from a return to

			1. See page 7 for further details.
Average Annual Total Returns with Sales Charge
For the Periods Ended 3/31/01[1]
Class A 1-Year	5-Year	10-Year

–45.08%	7.89%	11.40%
Class B 1-Year	5-Year	Since Inception

–44.86%	8.04%	11.26%
Class C 1-Year	5-Year	Since Inception

–42.72%	8.30%	9.02%
Class Y 1-Year	5-Year	Since Inception

–41.59%	9.44%	12.74%

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AN INTERVIEW WITH YOUR FUND’S MANAGER

faster growth. In particular, we remain enthusiastic about investment opportunities in the broadband telecommunications arena, a sector growing in importance as the world continues to enter the Information Age. In our view, the companies building today’s and tomorrow’s communications networks offer extraordinary, long-term growth prospects despite the recent, domestic economic slowdown.
We are committed to rigorously maintaining our strategy of growth investing, as well as our discipline of building the portfolio one company and one investment at a time. That’s what makes Oppenheimer Growth Fund part of The Right Way to Invest.

	Top Five Common Stock Industries[3]
Credit Allocation[2]
	Diversified Financial	10.8%

	Electronics	8.1

	Healthcare: Supplies & Services	7.0

	Retail: Specialty	6.4

	Gas Utilities	5.6
	Top Ten Common Stock Holdings[3]

	Kohl’s Corp.	4.9%

	Tyco International Ltd.	4.1

	USA Education, Inc.	4.0

	Cardinal Health, Inc.	4.0

	JDS Uniphase Corp.	3.6

	Freddie Mac	3.6

	Emerson Electric Co.	3.6

	AES Corp. (The)	3.5

	CIENA Corp.	3.4

	Enron Corp.	3.4

2. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on total market value of common stock holdings.
	3. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on net assets.

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NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A. The inception date of the Fund was 3/15/73. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 8/17/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the “life-of-class” return for Class B uses Class A performance for the period after conversion.

Class C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset based sales charge.

Class Y share s of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

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Financials
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STATEMENT OF INVESTMENTS February 28, 2001/Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—76.5%

Capital Goods—8.2%

Electrical Equipment—3.6% Emerson Electric Co.	1,525,000	$102,022,500

Manufacturing—4.6% Flextronics International Ltd.[1]	584,700	15,494,550

Tyco International Ltd.	2,116,122	115,646,068 131,140,618

Communication Services—1.1%

Telecommunications: Long Distance—0.5% Broadcom Corp., Cl. A1	180,000	8,865,000

Corvis Corp.[1]	480,700	5,017,306 13,882,306

Telecommunications: Wireless—0.6%

TyCom Ltd.[1]	909,800	17,968,550

Consumer Cyclicals—11.3%

Retail: General—4.9% Kohl’s Corp.[1]	2,105,000	138,740,550

Retail: Specialty—6.4% Bed Bath & Beyond,Inc.[1]	1,570,000	38,661,250

Best Buy Co., Inc.[1]	799,000	32,727,040

RadioShack Corp.	1,600,000	68,480,000

Tiffany & Co.	1,396,400	43,442,004 183,310,294

Financial—13.3%

Diversified Financial—10.8% Citigroup, Inc.	1,471,667	72,376,583

Freddie Mac	1,550,000	102,067,500

Goldman Sachs Group, Inc. (The)	208,800	19,157,400

USA Education, Inc.	1,575,000	114,234,750 307,836,233

Insurance—2.5% American International Group, Inc.	865,000	70,757,000

Healthcare—11.9%

Healthcare: Drugs—4.9% Amgen, Inc.[1]	1,225,000	88,276,563

Genentech,Inc.[1]	288,800	15,162,000

Immunex Corp.[1]	1,080,000	35,167,500
		138,606,063

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STATEMENT OF INVESTMENTS Unaudited/Continued

		Market Value
	Shares	See Note 1

Healthcare: Supplies & Services—7.0% Cardinal Health, Inc.	1,120,000	$113,680,000

Medtronic, Inc.	1,700,000	87,006,000 200,686,000

Technology—21.3%

Computer Hardware—3.1% EMC Corp.[1]	1,632,400	64,904,224

Juniper Networks, Inc.[1]	350,000	22,596,875 87,501,099

Computer Services—1.2% Applied Micro Circuits Corp.[1]	600,000	16,050,000

Palm, Inc.[1]	175,000	3,040,625

Sonus Networks, Inc.[1]	90,000	2,514,375

Sungard Data Systems, Inc.[1]	200,000	11,140,000 32,745,000

Computer Software—4.1% BEA Systems, Inc.[1]	615,000	23,600,625

Oracle Corp.[1]	1,170,000	22,230,000

VeriSign, Inc.[1]	262,300	12,508,431

Veritas Software Corp.[1]	917,500	59,580,156 117,919,212

Communications Equipment—4.8% CIENA Corp.[1]	1,450,000	97,421,875

Newport Corp.	800,000	39,100,000 136,521,875

Electronics—8.1% JDS Uniphase Corp.[1]	3,816,492	102,091,161

Vitesse Semiconductor Corp.	1,110,000	43,775,625

Waters Corp.[1]	1,276,400	84,063,704 229,930,490

Utilities—9.4%

Electric Utilities—3.8% AES Corp. (The)[1]	1,862,200	100,502,934

Calpine Corp.[1]	200,000	8,898,000 109,400,934

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		Market Value
	Shares	See Note 1

Gas Utilities–5.6% El Paso Corp.	900,000	$ 63,270,000

Enron Corp.	1,394,400	95,516,400 158,786,400
Total Common Stocks (Cost $2,010,773,620)		2,177,755,124
	Principal Amount

Short-Term Notes—20.4%
American Home Products, 5.49%, 4/4/01	$ 25,000,000	24,870,375

CIESCO LP, 5.60%, 3/9/01	25,000,000	24,968,889

CIT Group, Inc., 5.61%, 3/5/01	25,000,000	24,984,417

Corporate Asset Funding, 5.49%, 3/22/01	25,000,000	24,919,937

Corporate Receivables Corp., 5.45%, 3/14/01	50,000,000	49,901,597

Corporate Receivables Corp., 5.45%, 3/21/01	30,000,000	29,909,167

CXC, Inc., 5.45%, 3/22/01	31,126,000	31,027,045

GE Capital International Funding, Inc. (gtd. by General Electric Capital Corp.), 5.38%, 4/2/01	50,000,000	49,760,889

Heller Financial, Inc., 5.50%, 4/5/01	30,000,000	29,839,583

Heller Financial, Inc., 5.73%, 3/23/01	50,000,000	49,824,917

Household Finance Corp., 5.53%, 3/23/01	50,000,000	49,866,097

Morgan Stanley Dean Witter & Co., 5.20%, 4/11/01	50,000,000	49,703,889

New Center Asset Trust, 5.16%, 4/5/01	25,000,000	24,874,583

New Center Asset Trust, 5.47%, 3/12/01	50,000,000	49,916,431

SBC Communications, Inc., 5.63%, 3/2/01	50,000,000	49,992,181

Verizon Network Funding, 5.18%, 4/3/01	15,000,000	14,928,775
Total Short-Term Notes (Cost $579,288,772)		579,288,772

Repurchase Agreements—4.3%
Repurchase agreement with Deutsche Bank Securities Inc., 5.34%, dated 2/28/01, to be repurchased at $123,259,281 on 3/1/01, collateralized by U.S. Treasury Nts., 6.125%, 12/31/01, with a value of $84,993,040 and U.S. Treasury Bonds, 8.50%–11.75%, 2/15/10–2/15/20, with a value of $41,095,559 (Cost $123,241,000)	123,241,000	123,241,000

Total Investments, at Value (Cost $2,713,303,392)	101.2%	2,880,284,896

Liabilities in Excess of Other Assets	(1.2)	(33,444,157)
Net Assets	100.0%	$2,846,840,739
Footnote to Statement of Investments
1. Non-income-producing security.
See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES Unaudited

Febuary 28, 2001

Assets
Investments, at value (cost $2,713,303,392)–see accompanying statement	$ 2,880,284,896

Cash	23,475

Receivables and other assets:
Investments sold	24,406,137
Shares of beneficial interest sold	2,699,500
Interest and dividends	1,274,773
Other	273,019
Total assets	2,908,961,800

Liabilities
Payables and other liabilities:
Investments purchased	55,471,726
Shares of beneficial interest redeemed	4,660,083
Distribution and service plan fees	1,207,974
Trustees’ compensation	493,195
Transfer and shareholder servicing agent fees	18,946
Other	269,137
Total liabilities	62,121,061

Net Assets	$2,846,840,739

Composition of Net Assets
Paid-in capital	$ 2,735,921,821

Undistributed net investment income	8,647,191

Accumulated net realized loss on investment transactions	(64,709,777)

Net unrealized appreciation on investments	166,981,504
Net Assets	$2,846,840,739

Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $1,962,185,169 and 55,873,202 shares of beneficial interest outstanding)	$35.12
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$37.26

Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $646,895,996 and 19,414,310 shares of beneficial interest outstanding)	$33.32

Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $126,646,735 and 3,738,092 shares of beneficial interest outstanding)	$33.88

Class Y Shares: Net asset value, redemption price and offering price per share (based on net assets of $111,112,839 and 3,160,212 shares of beneficial interest outstanding)	$35.16
See accompanying Notes to Financial Statements.

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STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended February 28, 2001

Investment Income
Interest	$ 27,785,201

Dividends (net of foreign withholding taxes of $7,524)	2,675,835
Total income	30,461,036

Expenses
Management fees	11,025,350

Distribution and service plan fees: Class A	2,901,485
Class B	4,081,495
Class C	763,792

Transfer and shareholder servicing agent fees: Class A	1,182,031
Class B	386,800
Class C	74,180
Class Y	134,827

Shareholder reports	498,989

Trustees’ compensation	280,403

Custodian fees and expenses	41,248

Other	192,087
Total expenses	21,562,687
Less expenses paid indirectly	(20,493)
Net expenses	21,542,194

Net Investment Income	8,918,842

Realized and Unrealized Loss
Net realized loss on investments	(64,393,299)

Net change in unrealized depreciation on investments	(1,802,023,291)
Net realized and unrealized loss	(1,866,416,590)

Net Decrease in Net Assets Resulting from Operations	$(1,857,497,748)
See accompanying Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2001 (Unaudited)	Year Ended August 31, 2000

Operations
Net investment income (loss)	$ 8,918,842	$ (6,034,669)

Net realized gain (loss)	(64,393,299)	319,927,401

Net change in unrealized appreciation (depreciation)	(1,802,023,291)	1,319,892,884

Net increase (decrease) in net assets resulting from operations	(1,857,497,748)	1,633,785,616

Dividends and/or Distributions to Shareholders
Dividends from net investment income: Class A	–	(1,489,887)
Class B	–	–
Class C	–	–
Class Y	–	(311,048)

Distributions from net realized gain: Class A	(169,075,963)	(123,203,377)
Class B	(57,798,926)	(33,223,482)
Class C	(10,660,752)	(4,439,345)
Class Y	(10,089,485)	(6,900,604)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions: Class A	238,224,726	378,388,009
Class B	127,281,631	257,232,293
Class C	39,553,932	73,885,183
Class Y	7,051,394	38,507,558

Net Assets
Total increase (decrease)	(1,693,011,191)	2,212,230,916

Beginning of period	4,539,851,930	2,327,621,014

End of period [including undistributed (overdistributed) net investment income of $8,647,191 and $(271,651), respectively]	$2,846,840,739	$4,539,851,930

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Aug. 31, 1996[1]	Year Ended June 30, 1996

Per Share Operating Data
Net asset value, beginning of period	$ 62.31	$39.77	$31.54	$40.42	$33.69	$33.43	$30.80

Income (loss) from investment operations: Net investment income (loss)	.14	(.02)	.10	.73	.62	.08	.44
Net realized and unrealized gain (loss)	(24.09)	25.42	11.69	(5.05)	10.37	.18	5.70

Total income (loss) from investment operations	(23.95)	25.40	11.79	(4.32)	10.99	.26	6.14

Dividends and/or distributions to shareholders: Dividends from net investment income	–	(.03)	(.48)	(.66)	(.49)	–	(.41)
Distributions from net realized gain	(3.24)	(2.83)	(3.08)	(3.90)	(3.77)	–	(3.10)

Total dividends and/or distributions to shareholders	(3.24)	(2.86)	(3.56)	(4.56)	(4.26)	–	(3.51)

Net asset value, end of period	$35.12	$62.31	$39.77	$31.54	$40.42	$33.69	$33.43

Total Return, at Net Asset Value[2]	(39.71)%	67.10%	39.39%	(11.62)%	35.03%	0.78%	21.00%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,962	$3,176	$1,730	$1,357	$1,591	$1,128	$1,120

Average net assets (in millions)	$2,546	$2,390	$1,620	$1,640	$1,369	$1,101	$1,018

Ratios to average net assets:[3] Net investment income (loss)	0.69%	(0.01)%	0.24%	1.90%	1.74%	1.50%	1.43%
Expenses	0.98%	1.01%	1.05%	1.00%[4]	1.01%[4]	1.03%[4]	1.06%[4]

Portfolio turnover rate	33%	49%	106%	34%	25%	6%	38%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended Feb. 28, 2001 (Unaudited )	2000	1999	1998	1997	Year Ended Aug. 31, 1996[1]	Year Ended June 30, 1996

Per Share Operating Data
Net asset value, beginning of period	$59.55	$38.37	$30.54	$39.34	$32.94	$32.74	$30.36

Income (loss) from investment operations: Net investment income (loss)	.05	(.21)	(.20)	.43	.36	.04	.23
Net realized and unrealized gain (loss)	(23.04)	24.22	11.32	(4.89)	10.08	.16	5.53

Total income (loss) from investment operations	(22.99)	24.01	11.12	(4.46)	10.44	.20	5.76

Dividends and/or distributions to shareholders: Dividends from net investment income	–	–	(.21)	(.44)	(.27)	–	(.28)
Distributions from net realized gain	(3.24)	(2.83)	(3.08)	(3.90)	(3.77)	–	(3.10)

Total dividends and/or distributions to shareholders	(3.24)	(2.83)	(3.29)	(4.34)	(4.04)	–	(3.38)

Net asset value, end of period	$33.32	$59.55	$38.37	$30.54	$39.34	$32.94	$32.74

Total Return, at Net Asset Value[2]	(39.95)%	65.82%	38.27%	(12.32)%	33.93%	0.61%	19.95%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$647	$996	$446	$330	$284	$137	$129

Average net assets (in millions)	$824	$676	$410	$354	$204	$131	$ 91

Ratios to average net assets:[3] Net investment income (loss)	(0.08)%	(0.78)%	(0.58)%	1.08%	0.92%	0.61%	0.60%
Expenses[4]	1.75%	1.78%	1.86%	1.81%[4]	1.84%[4]	1.92%[4]	1.89%[4]

Portfolio turnover rate	33%	49%	106%	34%	25%	6%	38%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

16 | OPPENHEIMER GROWTH FUND

Class C	Six Months Ended Feb. 28, 2001 (Unaudited )	2000	1999	1998	1997	Year Ended Aug. 31, 1996[1]	Year Ended June 30, 1996[2]

Per Share Operating Data
Net asset value, beginning of period	$60.48	$38.92	$30.93	$39.87	$33.42	$33.22	$33.44

Income (loss) from investment operations: Net investment income (loss)	.07	(.09)	(.20)	.46	.42	.02	.40
Net realized and unrealized gain (loss)	(23.43)	24.48	11.47	(4.99)	10.17	.18	2.88

Total income (loss) from investment operations	(23.36)	24.39	11.27	(4.53)	10.59	.20	3.28

Dividends and/or distributions to shareholders: Dividends from net investment income	–	–	(.21)	(.51)	(.37)	–	(.40)
Distributions from net realized gain	(3.24)	(2.83)	(3.07)	(3.90)	(3.77)	–	(3.10)

Total dividends and/or distributions to shareholders	(3.24)	(2.83)	(3.28)	(4.41)	(4.14)	–	(3.50)

Net asset value, end of period	$33.88	$60.48	$38.92	$30.93	$39.87	$33.42	$33.22

Total Return, at Net Asset Value[3]	(39.95)%	65.87%	38.28%	(12.33)%	33.93%	0.60%	10.07%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$127	$176	$58	$44	$28	$5	$4

Average net assets (in millions)	$154	$103	$54	$44	$14	$4	$2

Ratios to average net assets:[4] Net investment income (loss)	(0.08)%	(0.77)%	(0.58)%	1.06%	0.95%	0.44%	0.65%
Expenses	1.76%	1.78%	1.86%	1.81%[5]	1.84%[5]	2.10%[5]	1.81%[5]

Portfolio turnover rate	33%	49%	106%	34%	25%	6%	38%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. For the period from November 1, 1995 (inception of offering) to June 30, 1996.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

17 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended Feb. 28, 2001 (Unaudited )	2000	1999	1998	1997	Year Ended Aug. 31, 1996[1]	Year Ended June 30, 1996 < /td>

Per Share Operating Data
Net asset value, beginning of period	$62.33	$39.76	$31.54	$40.43	$33.69	$33.42	$30.80

Income (loss) from investment operations: Net investment income	.20	.16	.18	.87	.66	.08	.46
Net realized and unrealized gain (loss)	(24.13)	25.37	11.69	(5.09)	10.42	.19	5.70

Total income (loss) from investment operations	(23.93)	25.53	11.87	(4.22)	11.08	.27	6.16

Dividends and/or distributions to shareholders: Dividends from net investment income	–	(.13)	(.58)	(.77)	(.57)	–	(.44)
Distributions from net realized gain	(3.24)	(2.83)	(3.07)	(3.90)	(3.77)	–	(3.10)

Total dividends and/or distributions to shareholders	(3.24)	(2.96)	(3.65)	(4.67)	(4.34)	–	(3.54)

Net asset value, end of period	$35.16	$62.33	$39.76	$31.54	$40.43	$33.69	$33.42

Total Return, at Net Asset Value[2]	(39.66)%	67.56%	39.74%	(11.38)%	35.36%	0.81%	21.10%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$111	$191	$ 94	$132	$97	$18	$16

Average net assets (in millions)	$152	$135	$117	$135	$63	$17	$ 9

Ratios to average net assets:[3] Net investment income	0.83%	0.27%	0.65%	2.16%	2.00%	1.67%	1.56%
Expenses	0.84%	0.73%	0.80%	0.71%[4]	0.77%[4]	0.87%[4]	0.94%[4]

Portfolio turnover rate	33%	49%	106%	34%	25%	6%	38%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

18 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights wit h respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at am ortized cost (which approximates market value).

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

19 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2001, a provision of $217,228 was made for the Fund’s projected benefit obligations and payments of $12,705 were made to retired trustees, resulting in an accumulated liability of $476,239 as of February 28, 2001.
The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

20 | OPPENHEIMER GROWTH FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

21 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Shares of Beneficial Interest The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:
Six Months Ended February 28, 2001			Year Ended August 31, 2000
	Shares	Amount	Shares	Amount

Class A Sold	5,802,399	$ 281,042,559	13,371,627	$ 698,963,134
Dividends and/or distributions reinvested	3,414,855	158,824,950	2,813,617	121,042,450
Redeemed	(4,322,537)	(201,642,783)	(8,711,692)	(441,617,575)

Net increase	4,894,717	$238,224,726	7,473,552	$378,388,009

Class B Sold	3,691,486	$ 172,532,678	7,972,912	$ 401,256,522
Dividends and/or distributions reinvested	1,227,703	54,264,488	778,205	32,170,991
Redeemed	(2,231,227)	(99,515,535)	(3,640,138)	(176,195,220)

Net increase	2,687,962	$127,281,631	5,110,979	$257,232,293

Class C Sold	1,012,372	$ 47,244,118	2,038,083	$ 104,497,678
Dividends and/or distributions reinvested	217,243	9,765,114	102,477	4,301,986
Redeemed	(404,102)	(17,455,300)	(717,406)	(34,914,481)

Net increase	825,513	$ 39,553,932	1,423,154	$ 73,885,183

Class Y Sold	927,357	$ 44,627,946	2,354,327	$ 122,130,560
Dividends and/or distributions reinvested	216,565	10,076,798	167,947	7,211,651
Redeemed	(1,052,228)	(47,653,350)	(1,816,495)	(90,834,653)

Net increase	91,694	$ 7,051,394	705,779	$ 38,507,558

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2001, were $1,294,820,583 and $920,097,416, respectively.

22 | OPPENHEIMER GROWTH FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, and 0.54% of the average annual net assets in excess of $4.5 billion. The Fund’s management fee for the six months ended February 28, 2001, was an annualized rate of 0.60%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor [1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]

February 28, 2001	$3,338,359	$951,619	$824,192	$4,397,159	$336,822

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

February 28, 2001	$10,487	$551,441	$26,146

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

23 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 28, 2001, payments under the Class A plan totaled $2,901,485 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $347,790 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.
Distribution fees paid to the Distributor for the six months ended February 28, 2001, were as follows:
	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$4,081,495	$3,290,605	$13,313,561	2.06%
Class C Plan	763,792	229,996	1,430,177	1.13

24 | OPPENHEIMER GROWTH FUND

5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
The Fund had no borrowings outstanding during the six months ended or at February 28, 2001.

6. Subsequent Event Effective March 1, 2001, Class N shares will be offered.

25 | OPPENHEIMER GROWTH FUND

OPPENHEIMER GROWTH FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
Bruce L. Bartlett, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Growth Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved. 26 | OPPENHEIMER GROWTH FUND

OPPENHEIMERFUNDS FAMILY

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1. The Fund’s name was changed from “Oppenheimer Quest Small Cap FundSM” on 3/1/01.
2. The Fund’s name was changed from “Oppenheimer Disciplined Value Fund” on 2/28/01.
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5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

27 | OPPENHEIMER GROWTH FUND

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